                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                      SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934



(X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(x )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                         Speizman Industries, Inc.
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(X )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                           SPEIZMAN INDUSTRIES, INC.
                             508 West Fifth Street
                        Charlotte, North Carolina 28202
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 1995
To the Stockholders of Speizman Industries, Inc.:
     The Annual Meeting of Stockholders of Speizman Industries, Inc. (the "Company") will be held on Thursday, November 16, 1995, at 11:00 a.m., at the offices of the Company, 508 West Fifth Street, Charlotte, North Carolina for the following purposes:
          1. To elect a Board of Directors of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified,
          2. To approve the Speizman Industries, Inc. Nonqualified Stock Option Plan,
          3. To approve the Speizman Industries, Inc. Stock Option Plan for Non-Employee Directors,
          4. To ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending June 29, 1996 and
          5. To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only stockholders of record as of the close of business on September 29, 1995 will be entitled to notice of and to vote at the meeting or any adjournment thereof.
                                         By order of the Board of Directors,
                                         JOSEF SKLUT
                                         SECRETARY
Charlotte, North Carolina
October 17, 1995
                             YOUR VOTE IS IMPORTANT
     REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE THAT A QUORUM IS PRESENT AT THE MEETING AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                           SPEIZMAN INDUSTRIES, INC.
                             508 West Fifth Street
                        Charlotte, North Carolina 28202
                                PROXY STATEMENT
                   PROXY SOLICITATION AND GENERAL INFORMATION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Speizman Industries, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on November 16, 1995, at 11:00 a.m., at the offices of the Company, 508 West Fifth Street, Charlotte, North Carolina, and at any adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed proxy were first mailed to the Company's stockholders on or about October 17, 1995.
     Only stockholders of record at the close of business on September 29, 1995 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date, 3,208,599 shares of the Company's common stock, par value $.10 per share ("Common Stock"), having one vote each, were issued and outstanding.
     The accompanying proxy is for use at the Meeting if a stockholder does not attend the Meeting in person or wishes to have his shares voted by proxy even if he attends the Meeting. All shares of Common Stock represented at the Meeting by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in accordance with the directions given therein. If no such directions are given, the shares of Common Stock so represented will be voted FOR the nominees for election as directors named in this Proxy Statement, FOR the approval of the Speizman Industries, Inc. Nonqualified Stock Option Plan, FOR the approval of the Speizman Industries, Inc. Stock Option Plan for Non-Employee Directors and FOR the ratification of BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending June 29, 1996. Any stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or an executed proxy having a later date, or by attending the Meeting and electing to vote in person.
     The Company will bear the entire cost of the solicitation of proxies, including the reimbursement of brokers, banks and other record holders of shares of Common Stock for their expenses in forwarding proxy materials to the beneficial owners of such shares. Following the original solicitation of proxies by mail, proxies may be solicited by officers and employees of the Company by telephone, facsimile, telegraph or in person. Such officers and employees will not be additionally compensated for soliciting proxies. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $4,000 plus reimbursement of expenses.
     A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy to constitute the quorum needed for the transaction of business. Shares that are withheld as to voting with respect to one or more of the nominees for election as a director and abstentions will be counted in determining the existence of a quorum. Shares held of record by a broker or other nominee that are not voted with respect to any matter will not be counted for such purpose.
     A plurality of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the election of directors. The approval of the Company's Nonqualified Stock Option Plan and Stock Option Plan for Non-Employee Directors and the ratification of the appointment of independent auditors each require the affirmative vote of the holders of a majority of such shares. With respect to the election of directors, votes may be cast in favor of, or withheld as to, one or more of the nominees for election as director. With respect to the other matters to be voted on, the holders of the shares of Common Stock present in person or represented by proxy at the Meeting may cast votes in favor of or against a matter or may abstain from voting. Votes that are withheld in the election of directors will have no effect on the outcome of such election. Abstentions will be counted as shares present and entitled to vote on the other matters to be voted on and, therefore, will be treated as a vote against such matters. Shares held of record by a broker or other nominee that are not voted with respect to one or more matters (broker non-votes) will have no effect on the vote with respect to any such matter. Votes at the Meeting will tabulated by the Company's transfer agent as independent voting inspector.
     ALL REFERENCES IN THIS PROXY STATEMENT TO FISCAL YEARS ARE TO THE COMPANY'S 52- OR 53-WEEK FISCAL YEAR ENDING ON THE SATURDAY CLOSEST TO JUNE 30. FISCAL 1992, 1994 AND 1995 EACH CONTAINED 52 WEEKS AND ENDED ON JUNE 27, 1992, JULY 2, 1994 AND JULY 1, 1995, RESPECTIVELY. FISCAL 1993 CONTAINED 53 WEEKS AND ENDED ON JULY 3, 1993. FISCAL 1996 CONTAINS 52 WEEKS AND WILL END ON JUNE 29, 1996.
                                       1

                             ELECTION OF DIRECTORS
     The Board of Directors has nominated the five persons named below for election as directors at the Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The Company's Bylaws provide that the Company's Board of Directors shall consist of one or more directors and that the Board of Directors has the power to determine the number of directors (when not determined by the stockholders) and to fill vacancies on the Board of Directors. The number of directors is presently fixed at five. Each of the five nominees named below is presently serving as a director and has consented to have his name appear as a nominee in this Proxy Statement and to serve as a director of the Company if elected. Should any nominee become unable to serve as a director, shares of Common Stock represented at the Meeting by valid proxies may be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director.
          The following information is provided concerning the five nominees for election as directors of the Company:

     Robert S. Speizman         Mr. Speizman, 55, has served as
                                President of the Company since November
                                1976. From 1969 to October 1976, Mr.
                                Speizman served as Executive Vice
                                President of the Company. Mr. Speizman
                                has been a director of the Company since
                                1967 and Chairman of the Board of
                                Directors since July 1987.

     Josef Sklut                Mr. Sklut, 66, has served as Vice
                                President-Finance of the Company since
                                1978, as Secretary of the Company since
                                1977, as Treasurer of the Company since
                                1969 and as a director of the Company
                                since 1977.

     Steven P. Berkowitz        Mr. Berkowitz, 54, has served as a
                                director of the Company since February
                                1992. Mr. Berkowitz has served as
                                President and a director of the Center
                                for Contemporary Art, Ltd., an art
                                gallery owned by him, since September
                                1987. In addition, Mr. Berkowitz has
                                served as Chairman of the Board of
                                Directors of the Marwen Foundation, a
                                nonprofit foundation, since December
                                1987. From 1968 to September 1988, Mr.
                                Berkowitz served as Chief Executive
                                Officer, President and Chairman of the
                                Board of Directors of Silvestri
                                Corporation, a company owned by him that imported and distributed decorative accessories and Christmas decorations.

     William Gorelick           Mr. Gorelick, 60, has served as a
                                director of the Company since March
                                1993. From May 1956 to June 1991, Mr.
                                Gorelick was employed by Capitol Finance
                                Group, Inc., a consumer finance company, and its subsidiary companies, and served these companies in various capacities including as a director, Treasurer,
                                Secretary, Vice President and President.
                                Since April 1991, Mr. Gorelick has
                                served as President and/or a director of CPP Holdings, Inc. and its subsidiary company, Capitol Premium Plan, Inc., an insurance premium finance company in which he has a substantial interest.
                                Since November 1991, Mr. Gorelick has
                                held a substantial interest in, and has
                                served as President, Treasurer, director and/or partner of, Title Insurance
                                Services Corporation, Atlantic Title
                                Insurance Company and Atlantic Assurance
                                Company. These companies underwrite
                                title insurance policies and sell
                                appraisal and abstract services to
                                consumer lenders. In addition, Mr.
                                Gorelick is a partner in several real
                                estate partnerships.

     Scott C. Lea               Mr. Lea, 63, has served as a director of
                                the Company since May 1993. Mr. Lea has
                                been a private investor since January
                                1992. From September 1974 to December
                                1991, Mr. Lea was employed by Rexham
                                Industries (formerly Rexham Corp.), a
                                manufacturer of packaging, technical
                                coatings and laminates. While at Rexham, Mr. Lea served in various capacities, including as President, Chief Executive
                                Officer and a director from September
                                1974 to April 1989, and as Chairman of
                                the Board of Directors from April 1989
                                to December 1991. Mr. Lea is also a
                                director of Lance, Inc.

     All directors of the Company are elected annually to serve until the next annual stockholders' meeting following their election and until their successors are elected and qualified. The Company's executive officers are elected annually by the Board of Directors to serve until their successors are elected and qualified. The Company is not a party to an employment agreement with either of its executive officers. There are no family relationships among any of the directors and executive officers of the Company.
                                       2

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS
     In fiscal 1995, the Board of Directors held four meetings and took action by unanimous written consent four times. The Board of Directors presently has an Audit Committee, a Compensation Committee and a Stock Option Committee, but has no standing nominating committee. The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the provision of non-audit services by the Company's independent auditors and reviewing all conflict of interest situations. The Compensation Committee is responsible for determining the salaries, bonuses and all other compensation, other than pursuant to the Company's equity-based plans, of the executive officers of the Company. The Stock Option Committee is responsible for administering the Company's equity-based plans including, to the extent applicable or allowable with regard to a plan or an option thereunder, the designation of person to whom options may be granted, the type and time of an option and the number of shares of Common Stock subject thereto. The Stock Option Committee, the Audit Committee and the Compensation Committee are each presently comprised of Mr. Berkowitz, Mr. Gorelick and Mr. Lea. From September 1993 to September 1994, Mr. Speizman was a member of the Compensation Committee and Mr. Sklut was a member of the Audit Committee (Mr. Speizman and Mr. Sklut resigned from these committees in September 1994). Mr. Lea is the Chairman of the Audit Committee, Mr. Berkowitz is the Chairman of the Compensation Committee and Mr. Gorelick is Chairman of the Stock Option Committee. In fiscal 1995, the Stock Option Committee and the Compensation Committee each held one meeting, and the Audit Committee held two meetings and took action by unanimous written consent one time. In fiscal 1995, all of the directors attended all of the meetings of the Board of Directors and the above committees on which they served except for Mr. Berkowitz, who was unable to attend one meeting of the Board of Directors and one meeting of the Audit Committee.
          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of the Record Date (or such different date as is indicated below) by (i) each director of the Company and each nominee for election as a director who beneficially owns Common Stock, (ii) each person that is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group. The stockholders named below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them, except as expressly disclosed to the contrary.

                                                                                                            PERCENT OF
                                                                                            SHARES            SHARES
NAME                                                                                  BENEFICIALLY OWNED    OUTSTANDING
Robert S. Speizman.................................................................         728,254(1)          22.0
Josef Sklut........................................................................          39,600(2)           1.2
Steven P. Berkowitz................................................................           2,000                *
William Gorelick...................................................................          15,000                *
Scott C. Lea.......................................................................           1,000(3)             *
Dimensional Fund Advisors Inc......................................................         178,800(4)           5.6
SAFECO Common Stock Trust, SAFECO Asset Management Company and SAFECO
  Corporation......................................................................         183,000(5)           5.7
All executive officers and directors as a group (5 persons)........................         785,854             23.8

* Less than 1%
(1) Includes 26,650 shares of Common Stock held by a child of Mr. Speizman and an aggregate of 53,300 shares of Common Stock held by Mr. Speizman's spouse as custodian for two of his children, as to which he disclaims beneficial ownership, and 63,372 shares of Common Stock subject to options that are presently exercisable or become exercisable in December 1995. Mr. Speizman's address is 508 West Fifth Street, Charlotte, North Carolina 28202.
(2) Includes 600 shares of Common Stock owned of record by Mr. Sklut's spouse, as to which he disclaims beneficial ownership, and 36,500 shares of Common Stock subject to options that are presently exercisable or become exercisable in December 1995.
(3) Represents shares of Common Stock owned by a limited partnership of which Mr. Lea is a general partner.
                                       3

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 178,800 shares of Common Stock as of June 30, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles of qualified employees benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares of Common Stock. Dimensional has sole voting power with respect to 122,900 shares of Common Stock and sole dispositive power with respect to 178,800 shares of Common Stock. Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group, Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 27,600 additional shares which are owned by the Fund and 28,300 shares which are owned by the Trust which shares are included in the 178,800 shares of Common Stock with respect to which Dimensional has sole dispositive power. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
(5) As reported on their Schedule 13G, filed with the Securities and Exchange Commission on February 14, 1995, SAFECO Common Stock Trust (the "Trust") beneficially owns 164,500 shares of Common Stock and SAFECO Asset Management Company (the "Management Company") and SAFECO Corporation each beneficially own 183,000 shares of Common Stock, all as of December 31, 1994. Each of these three entities reported shared voting and dispositive power with respect to the shares of Common Stock beneficially owned by it. The Trust is the direct beneficial owner of 164,500 shares of Common Stock. The Management Company is the investment advisor to the Trust and to another entity that is the direct beneficial owner of an additional 18,500 shares of Common Stock and SAFECO Corporation is the parent corporation of the Management Company. The Management Company and SAFECO Corporation disclaim beneficial ownership of all such shares of Common Stock. The address of all of these entities is SAFECO Plaza, Seattle, Washington 98195.
                 EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
     The following table sets forth certain information for fiscal 1993, 1994 and 1995 with respect to the compensation awarded to or earned by the Company's executive officers.
                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                   ANNUAL           SECURITIES
                                                                COMPENSATION        UNDERLYING          ALL OTHER
                                                             SALARY      BONUS     OPTIONS/SARS        COMPENSATION
           NAME AND PRINCIPAL POSITION               YEAR      ($)      ($) (1)        (#)                 ($)
Robert S. Speizman,
  President.......................................   1995    245,000    187,252      22,000/0             60,664(2)
                                                     1994    244,988    530,208           0/0             61,035(2)
                                                     1993    249,712    293,180      54,782/0             61,378(2)
Josef Sklut,
  Vice President-Finance,
  Secretary and Treasurer.........................   1995     98,000     37,450       7,500/0                980(3)
                                                     1994     98,000    106,041           0/0                980(3)
                                                     1993     99,885     58,636           0/0              1,018(3)

(1) Represents amounts paid under the Company's Executive Bonus Plan, originally adopted by the Board of Directors in February 1990. Under the plan, for the periods presented, the Company's President and Vice President-Finance received a cash bonus equal to 5% and 1%, respectively, of the first $1.0 million of the Company's consolidated income before taxes and before executive officer bonuses, and 10% and 2%, respectively, of such income over $1.0 million. No such bonuses were payable under the plan to the extent that their accrual would decrease the Company's income before taxes to less than $500,000, although this limitation did not affect bonuses paid during the periods presented.
                                       4

(2) Represents the Company's contribution of $1,602, $2,248 and $2,182 in fiscal 1995, 1994 and 1993, respectively, to the account of Mr. Speizman under the Company's 401(k) Profit Sharing Plan and payments of aggregate premiums of $59,062, $58,787 and $59,196 in fiscal 1995, 1994 and 1993, respectively, on split dollar life insurance policies on the life of Mr. Speizman.
(3) Represents contributions by the Company to the account of Mr. Sklut under the Company's 401(k) Profit Sharing Plan.
OPTION TABLES
     The following table sets forth certain information with respect to options granted to the Company's executive officers in fiscal 1995 under the Company's 1991 Incentive Stock Option Plan (the "1991 Plan").
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                                            POTENTIAL
                                                          PERCENT OF                                        REALIZABLE
                                                            TOTAL                                        VALUE AT ASSUMED
                                                           OPTIONS/                                      ANNUAL RATES OF
                                                             SARS                                             STOCK
                                              OPTIONS/    GRANTED TO    EXERCISE                              PRICE
                                                SARS      EMPLOYEES     OR BASE                            APPRECIATION
                                              GRANTED     IN FISCAL      PRICE         EXPIRATION        FOR OPTION TERM
NAME                                           (#)(1)      YEAR(2)       ($/SH)           DATE           5%($)     10%($)
Robert S. Speizman.........................   22,000/0       74.6         4.95      November 14, 1999    30,087    66,485
Josef Sklut................................    7,500/0       25.4         4.50      November 14, 2004    21,225    53,789

(1) The exercise price of the options granted under the 1991 Plan is the fair market value of the Common Stock on the date of grant (the last sale price of the Common Stock as reported on The Nasdaq Stock Market on such date) or 110% of such value for persons who control 10% of the outstanding Common Stock on that date. The options have a date of grant of November 1994 and become exercisable in cumulative increments of 20%, 50%, 80% and 100% on the first, second, third and fourth anniversaries, respectively, of the date of grant. The options are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.
(2) Options to purchase an aggregate of 29,500 shares of Common Stock were granted in fiscal 1995 under the 1991 Plan, all of which were granted to Mr. Speizman and Mr. Sklut.
     The following table sets forth certain information with respect to the value of unexercised options to purchase shares of Common Stock held by the Company's executive officers at the end of fiscal 1995. No options were exercised by these individuals during fiscal 1995.
              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                               VALUE OF
                                                                                            NUMBER OF         UNEXERCISED
                                                                                           UNEXERCISED       IN-THE-MONEY
                                                                                          OPTIONS/SARS       OPTIONS/SARS
                                                                                         AT FISCAL YEAR-    AT FISCAL YEAR-
                                                                                             END (#)          END ($)(1)
                                                                                          EXERCISABLE/       EXERCISABLE/
NAME                                                                                      UNEXERCISABLE      UNEXERCISABLE
Robert S. Speizman....................................................................     36,435/60,280      69,479/70,687
Josef Sklut...........................................................................     25,000/17,500      86,941/37,188

(1) Represents the excess of the fair market value of the Common Stock (the last sale price of the Common Stock as reported by The Nasdaq Stock Market) on June 30, 1995 of $5.125 over the weighted average exercise price of the options outstanding multiplied by the number of shares of Common Stock subject to such options.
STOCK OPTION PLANS
     Under the 1991 Plan, options to purchase 138,907 shares of Common Stock are currently outstanding, and, through July 1, 2002, options to purchase up to an additional 53,163 shares may be granted to officers and other key employees of the
                                       5

Company. In addition, options to purchase 11,522 shares of Common Stock are currently outstanding under the Company's 1981 Incentive Stock Option Plan (the "1981 Plan") and no additional options may be granted under such plan. The 1991 Plan and the 1981 Plan are presently administered by the Stock Option Committee of the Board of Directors. Each option granted under the 1991 Plan or the 1981 Plan becomes exercisable in cumulative increments of 20%, 50%, 80% and 100% on the first, second, third and fourth anniversaries of the date of grant, respectively, and, subject to certain exceptions, must be exercised within 10 years from the date of the grant. The option price, subject to certain exceptions, may not be less than 100% of the fair market value per share of Common Stock on the date of the grant of the option or 110% of such value for persons who control 10% or more of the voting power of the Company's stock on the date of grant. All options granted under the 1991 Plan and the 1981 Plan are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended, subject to disqualification thereunder.
COMPENSATION OF DIRECTORS
     Each director who is not an officer or employee of the Company is paid $1,000 for each meeting of the Board of Directors that he attends and is reimbursed for out-of-pocket expenses incurred in connection with attending the meeting.
EMPLOYMENT TERMINATION AGREEMENT
     The Company and Mr. Sklut are parties to a deferred compensation agreement dated February 9, 1972, as amended, that provides, subject to certain exceptions, for the Company's payment to Mr. Sklut of certain amounts upon the termination of his employment, as follows: (i) 180 monthly payments of $8,648 to Mr. Sklut or his designated beneficiary if Mr. Sklut continues in the employment of the Company until he reaches the age of 70 years and retires, (ii) 180 monthly payments of up to $9,342 to Mr. Sklut's designated beneficiary if Mr. Sklut dies while employed by the Company before he reaches the age of 70 and
(iii) 180 monthly payments of up to $8,648 to Mr. Sklut or his designated beneficiary if Mr. Sklut's employment is terminated (including a termination by reason of disability) before he reaches the age of 70 other than by his voluntary action, his death or discharge for fraudulent actions. No payments will be made to Mr. Sklut under this agreement in the event his employment is terminated as a result of his voluntary resignation or discharge by the Company for fraudulent actions.
     The Company is a party to a trust agreement under which the Company has agreed to maintain, and pay all premiums on, a life insurance policy and an annuity contract on Mr. Sklut. The trust owns and is the beneficiary under both the life insurance policy and annuity contract, and the trustee has agreed to use the cash surrender value or proceeds, as the case may be, to make the required payments under the deferred compensation agreement. In the event the available funds are not adequate to make such required payments, the deficiency will be paid by the Company to Mr. Sklut, and in the event such funds exceed the required payments, such excess will be paid by the trustee to the Company. Management believes that the cash surrender value or the proceeds, as the case may be, are adequate to fund the required payments to Mr. Sklut under the deferred compensation agreement. The Company paid aggregate premiums of $40,131 in each of fiscal 1993, 1994 and 1995 on the life insurance policy and annuity contract.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Mr. Speizman was a member of the Compensation Committee of the Board of Directors during fiscal 1994 until September 1994, at which time he resigned from this committee.
     The Company leases its headquarters in Charlotte, North Carolina from a partnership owned by Robert S. Speizman and Lawrence J. Speizman, Robert S. Speizman's brother, under a lease agreement entered into in 1990 that originally extended to March 1995. This lease agreement was amended in April 1995 to extend the lease agreement to March 1996 and increase the rent payable thereunder. The building in which the headquarters are located is approximately 89,000 square feet. The Company paid rent of approximately $14,035 per month from July 1994 to March 1995 and paid or will pay rent of $25,960 per month from April 1995 to March 1996. The Company is required to bear the cost of taxes ($12,127 for fiscal 1995), maintenance and insurance on the building.
     The Company and Robert S. Speizman are parties to a redemption agreement dated May 31, 1974, as amended, that provides for the Company's redemption of the Common Stock owned by Mr. Speizman at his death. The agreement gives to Mr. Speizman's legal representatives the option, for a two-year period following his death, to require the Company to purchase such Common Stock at 95% of its "fair market value," as defined in the agreement, provided that the aggregate purchase price paid for Mr. Speizman's Common Stock may not exceed the excess of the proceeds of certain life insurance policies obtained by the Company remaining after repayment of any loans obtained by the Company under such insurance
                                       6
policies. Prior to September 1994, this agreement provided for the deduction of additional amounts from the proceeds of such life insurance policies prior to any redemption of Mr. Speizman's Common Stock thereunder relating to, among other things, management transition as a result of Mr. Speizman's death ($200,000) and payment of amounts owed by the Company to Mr. Speizman. The redemption agreement was amended in September 1994 principally to eliminate such provisions. The agreement provides that the Company will maintain life insurance on Mr. Speizman's life in the aggregate amount of $1.15 million to fund its obligations thereunder. The Company paid aggregate premiums of approximately $17,000 in fiscal 1995 on these life insurance policies and, as of July 1, 1995, had no loans under any such policy.
     From time to time during fiscal 1995, the Company paid certain personal expenses on behalf of Robert S. Speizman and, Bryan D. Speizman, a son of Mr. Speizman, who is an employee of the Company. Amounts owed to the Company under this arrangement bear interest at 7%. During fiscal 1995, the largest aggregate amount of such indebtedness outstanding was $128,920 in April 1995 ($103,090 of which was owed by Mr. Speizman and the remainder of which was owed by Bryan Speizman). As of July 1, 1995, the aggregate amount of such indebtedness, including accrued interest, was $123,690 ($106,180 of which was owed by Mr. Speizman and the remainder of which was owed by Bryan Speizman). Mr. Speizman and Bryan Speizman repay this indebtedness through bi-weekly payroll deductions of $1,058 and $150, respectively, and additional cash payments from time to time in varying amounts.
     Since April 1992, Robert S. Speizman has personally guaranteed, on an informal and continuing basis, the Company's payment to the manufacturer of the technologically-advanced sock knitting machines distributed by the Company of up to $210,000 of the purchase price of such machines.
REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION
     The Company's compensation program for its executive officers is administered by the Compensation Committee and the Stock Option Committee of the Company's Board of Directors. During fiscal 1995, the members of the Stock Option Committee were Mr. Berkowitz, Mr. Gorelick and Mr. Lea and the members of the Compensation Committee were these three directors and, until September 1994, Mr. Speizman. Mr. Berkowitz is the Chairman of the Compensation Committee and Mr. Gorelick is the Chairman of the Stock Option Committee. Other than Mr. Speizman, none of these committee members has ever been an officer or employee of the Company.
  COMPENSATION POLICY
     The present compensation policies of the Compensation Committee and the Stock Option Committee regarding executive officer compensation are designed principally to (i) motivate the Company's executive officers to improve the measure of the Company's financial performance selected by the Compensation Committee, as well as stockholder return on the Common Stock, and (ii) establish a relationship between executive officer compensation on the one hand and such Company performance and stockholder return on the other hand. These two committees, in implementing these policies, provide the Company's executive officers, in addition to base salaries, short-term and long-term incentive opportunities, consisting of annual cash bonuses based on the selected measure of the Company's financial performance and options granted under the Company's stock option plans, respectively. The Compensation Committee believes that the Company's Executive Bonus Plan described below motivates executive officers to improve such financial performance and the Stock Option Committee believes that the Company's stock option plans described below motivate the executive officers to improve the stockholder return on the Common Stock.
     The Compensation Committee has not yet established its policy with regard to the qualification of compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) does not prohibit a company from paying annual compensation in excess of $1.0 million but may limit a company's ability to deduct such excess amounts. The Compensation Committee has reviewed its compensation policies with respect to the Company's executive officers and determined that Section 162(m) should have no impact on such policies in fiscal 1996, since no executive officer is expected to receive compensation in such fiscal year in excess of the $1.0 million threshold.
  BASE SALARIES
     Base salaries for the Company's executive officers have not been significantly increased since fiscal 1991, although the annual incentive compensation of the Company's executive officers has varied substantially from year to year during this period.
                                       7

  ANNUAL INCENTIVE OPPORTUNITIES -- EXECUTIVE BONUS PLAN
     The Compensation Committee believes that the compensation of the Company's executive officers should be significantly influenced by the Company's financial performance and that the Company's consolidated income before taxes and before executive officer bonuses is an appropriate measure of such financial performance for purposes of executive officer incentive compensation determinations because it most nearly reflects the results of the diverse responsibilities and efforts of the Company's executive officers. The Compensation Committee further believes that providing significant opportunities for incentive compensation based on increases in such income focuses management's attention on this measure of the Company's financial performance. Accordingly, in fiscal 1991, the Board of Directors adopted the Company's Executive Bonus Plan. The Compensation Committee approved the continuation of this plan for fiscal 1995. Under this plan, the Company's President and Vice President-Finance received cash bonuses equal to 5% and 1%, respectively, of the first $1.0 million of the Company's consolidated income before taxes and before executive officer bonuses, and 10% and 2%, respectively, of such income over $1.0 million. No such bonuses are payable under this plan to the extent that their accrual would decrease the Company's income before taxes to less than $500,000. Bonuses under this plan decreased significantly in fiscal 1995 as compared to fiscal 1994 due to the significant decrease in income before taxes in fiscal 1995 as compared to the prior year.
  LONG-TERM INCENTIVE OPPORTUNITIES -- STOCK OPTION PLAN
     To encourage a long-term focus by executive officers, the Company provides incentives through its 1991 Incentive Stock Option Plan (the "1991 Plan") and 1981 Incentive Stock Option Plan (the "1981 Plan"). Both of these plans are administered by the Stock Option Committee of the Board of Directors. The exercise price of the options granted, subject to certain exceptions, is the fair market value of the Common Stock on the date of grant, and the options granted become exercisable in cumulative increments of 20%, 50%, 80% and 100% on the first, second, third and fourth anniversaries of the date of grant, respectively. As a result, the value of the options granted depends on stock price appreciation. The Board of Directors believes that use of such equity-based incentives reinforces the identification of management with the longer term interests of the Company's stockholders and motivates them to improve the Company's performance in the respective areas of the Company's management for which they are responsible. In fiscal 1995, the Stock Option Committee granted options to purchase 29,500 shares of Common Stock to its two executive officers in recognition of their important contributions to, and diligent efforts on behalf of, the Company. The number of shares of Common Stock subject to the option granted to each such executive officer was based on the Committee's assessment, on a subjective basis, of each officer's relative contribution and efforts. The Committee did consider the size of previous option grants and the number of shares of Common Stock subject to options held by each such executive officer neither of whom received an option grant in fiscal 1994. The Committee does not have a specific time during the year when it grants options.
  PRESIDENT
     For fiscal 1995, the Company paid Mr. Speizman, President, $245,000 as his base salary. Mr. Speizman's annual base salary has not been significantly increased since fiscal 1991. Under the Company's Executive Bonus Plan, for fiscal 1995, Mr. Speizman received a cash bonus of $187,252. In fiscal 1995, the Company's income before taxes decreased significantly as compared to fiscal 1994. Under the Company's Executive Bonus Plan, this decrease resulted in a decrease in cash compensation payable to Mr. Speizman in the form of a bonus. The Stock Option Committee granted an option to purchase 22,000 shares of Common Stock to Mr. Speizman in fiscal 1995 based on the reasons set forth above.

    COMPENSATION COMMITTEE          STOCK OPTION COMMITTEE
STEVEN P. BERKOWITZ, CHAIRMAN     STEVEN P. BERKOWITZ
WILLIAM GORELICK                  WILLIAM GORELICK, CHAIRMAN
SCOTT C. LEA                      SCOTT C. LEA

COMPARATIVE PERFORMANCE GRAPH
     The graph set forth below compares the cumulative total stockholder return on the Common Stock for the Company's last five fiscal years with the cumulative total return of companies listed on the CRSP Total Return Index for Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market Index") and of the companies named below, including the Company, with the Standard Industrial Classification code 508, Wholesale Trade -- Machinery, equipment and supplies that were included in the CRSP Index for NASDAQ Stocks (U.S. and Foreign Companies) at any time during the five-year measurement period (the "Peer Group Index"). The comparison assumes the investment of $100 in the Common Stock, in the Nasdaq Market Index and in the Peer Group Index on June 30, 1990 and the reinvestment of all dividends (the Company paid no dividends during the periods shown). The stockholder return of each of the companies in the Peer Group Index has been weighted according to market capitalization at the beginning of each measurement period.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                        AMONG SPEIZMAN INDUSTRIES, INC,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX
                         JUNE 30, 1990 TO JULY 1, 1995


(The Comparison graph appears here. See the table below for plot points.)

Index Description             6/29/90     6/28/91    6/26/92    7/02/93    7/01/94    6/30/95
Speizman Industries, Inc.     $100        $ 75       $300       $1,075     $850       $512
Nasdaq Market Index            100         106        124          160      162        215
Peer Group Index               100         117        124          194      203        190

     The Peer Group Index consists of the following companies: Abatix Environmental Corp., AERO Systems, Inc., AGCO Corp., Bernstein/Leibstone Associates, Inc., Bio-Logic Systems Corp., Cedar Group, Inc., Computer Telephone Corp., Conesco Industries, Ltd., Consolidated Stainless, Inc., Dataflex Corporation, Diversicare Corporation of America, Ezcony Interamerica, Inc., Hi-Rise Recycling Systems, Inc., Hirsch International Corp., IIC Industries, Inc., Industrial Holdings, Inc., Information Solutions, Inc., International Airline Support Group, Inc., International Container Systems, Inc., Jayark Corporation, Lawson Products, Inc., Micro Bio-Medics, Inc., Micros-to-Mainframes, Inc., Nyer Medical Group, Inc., Oce-van der Grinten N.V., Officeland Inc., Omni U.S.A., Inc., Omnicorp Limited, Orthomet, Inc., PerfectData Corporation, Quality Systems, Inc., RSI Holdings, Inc., Robec, Inc., Speizman Industries, Inc., Stewart & Stevenson Services, Inc., Strategic Distribution, Inc., Tech Data Corporation, Transnet Corporation and The W. W. Williams Company.
                                       9

     The Common Stock has been listed on The Nasdaq Stock Market since January 24, 1992. Prior to January 24, 1992, it was quoted over-the-counter in the "pink sheets" of the National Daily Quotation System published by the National Quotation Bureau, Inc. As a result, the relevance of the comparison of the stockholder return on the Common Stock to that of the companies listed on the Nasdaq Market Index may be limited for the periods prior to January 24, 1992. With regard to the Peer Group Index, the capital stock of the Company's direct competitors is not publicly traded. As a result, there is no publicly available information concerning the total stockholder return for such competitors and they are not included in the Peer Group Index.
                                       10

                     APPROVAL OF SPEIZMAN INDUSTRIES, INC.
                         NONQUALIFIED STOCK OPTION PLAN
     On September 21, 1995, the Board of Directors of the Company unanimously adopted the Speizman Industries, Inc. Nonqualified Stock Option Plan (the "Plan"), subject to the approval of the Plan by the stockholders of the Company. The full text of the Plan is set forth in Exhibit A to this Proxy Statement. Options may be granted under the Plan on or after September 21, 1995, the effective date of the Plan, subject to stockholder approval of the Plan. A maximum of 145,000 shares of Common Stock may be issued under the Plan and the Board of Directors has reserved such number of shares for such issuance. The Board of Directors adopted the Plan because, as of September 21, 1995, only 53,163 of the 250,000 shares of Common Stock originally authorized for issuance under the Company's 1991 Incentive Stock Option Plan remained available for future option grants under such plan, although additional shares of Common Stock may become available for such future option grants as a result of expirations or terminations of presently outstanding options under such plan.
     The ability to offer Common Stock through options has been and will continue to be a necessary and beneficial method by which the Company can retain the services of employees and attract competent personnel. The Board of Directors believes that the Plan will allow it to promote growth and prosperity of the Company by providing employees and others with an additional incentive to contribute their best efforts to the Company. The Board of Directors believes that options to acquire Common Stock create this incentive by providing the recipient with an opportunity to acquire a proprietary interest in the Company and thereby providing a means to participate in the future growth of the Company.
BENEFITS UNDER THE PLAN
     No option has been granted under the Plan to date, and no determination has been made with respect to any options which may be granted under the Plan in the future. Such future options will be determined in accordance with the terms of the Plan, which are described below. Consequently, it is not possible to determine the benefits or amounts that will be received by or allocated to any employees, executive officers or directors of the Company or other persons pursuant to the Plan in the future and it is not possible to determine the benefits or amounts that would have been received by or allocated to any such person during fiscal 1995 if the Plan had been in effect during such period. DESCRIPTION OF PLAN
     The following description of the Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Plan, and is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit A. If any part of the description of the Plan contained herein states anything different from the formal legal documents governing the Plan, the formal legal Plan documents will be considered correct.
     The Plan is not generally subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").
  NATURE AND PURPOSE
     The Plan provides for the grant of nonqualified stock options and is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability, to motivate such personnel through added incentives to make a maximum contribution to greater profitability, to develop and maintain a highly competent management team and to be competitive with other companies with respect to executive compensation.
  ADMINISTRATION
     The Plan will be administered by the Stock Option Committee or such other committee as may be appointed by the Board of Directors to administer the Plan. Members of the Stock Option Committee, or such other committee, are appointed by the Board of Directors from among its members who are "disinterested persons" as required under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to serve at the pleasure of the Board of Directors, and may be removed by the Board of Directors in its discretion. The Stock Option Committee has the exclusive right to interpret, construe, and administer the Plan and to select the persons eligible to receive awards. The Stock Option Committee will determine the number of shares of Common Stock subject to an option granted under the Plan and the form, terms, conditions and duration of each option. The Stock Option Committee's decisions will be conclusive, final and binding upon all parties.
     The Stock Option Committee is given broad discretion under the Plan to make adjustments to options outstanding under the Plan upon any extraordinary event affecting the Company or its financial condition or performance, including, for example, a recapitalization or merger transaction or a change in control or potential change in control of the Company. See " --
                                       11

Securities to be Offered" and " -- Effects of Change in Control" below. In addition, the Stock Option Committee has full power and authority to determine whether, to what extent and under what circumstances any option under the Plan may be canceled or suspended.
  SECURITIES TO BE OFFERED
     The Company is authorized to issue 145,000 shares of Common Stock under the Plan. The Common Stock subject to an option under the Plan will be made available from the authorized and unissued shares of Common Stock. The last sale price of the Common Stock on September 29, 1995 as reported on The Nasdaq Stock Market was $3.625 per share.
     To the extent any shares of Common Stock subject to options under the Plan are not delivered or purchased, or are reacquired by the Company, such shares will not be charged against the aggregate number of shares available for options under the Plan and may again be granted under the Plan. This would occur, for example, upon the termination, expiration, or cancellation of an option.
     Proportionate and equitable adjustments will be made by the Stock Option Committee upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock of the Company or that result in exchanges of shares of Common Stock for a different number or class of Common Stock or other securities of the Company or another corporation. These events include without limitation a reorganization or recapitalization of the Company or reclassification of its shares, stock split-up, stock dividend, or consolidation of shares of Common Stock of the Company, merger, consolidation, or sale of assets of the Company, or any distribution to stockholders other than a cash dividend. Under such circumstances, adjustments may be made by the Stock Option Committee in the limitation on the aggregate number of shares of Common Stock that may be awarded under the Plan, the number and class of shares that may be subject to an option, the purchase price for shares of Common Stock under outstanding options under the Plan and the terms, conditions, or restrictions of any option or agreement evidencing an option, including the price payable for the acquisition of Common Stock.
     The Stock Option Committee is also authorized to make adjustments in performance-based criteria or in the terms and conditions of options under the Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. The Stock Option Committee may also correct any defects or omissions or reconcile any inconsistencies in the Plan or any agreement evidencing an option under the Plan in the manner and to the extent it shall deem desirable to carry it into effect. Moreover, the Stock Option Committee may, in its discretion, make such adjustments in the terms of options under the Plan as it deems appropriate if the Company assumes any outstanding employee benefit awards or the right or obligation to grant future such options in connection with the acquisition of any other entity.
  ELIGIBLE PARTICIPANTS
     The Stock Option Committee has the exclusive right to determine those persons eligible to participate in the Plan and shall select the persons eligible to receive awards. Subject to the foregoing, any employee of the Company, as well as any other person, including directors, other than certain disinterested persons, may participate in the Plan if the Stock Option Committee determines such participation is in the best interest of the Company, subject to any limitations as may be provided by applicable law or the Stock Option Committee. As of September 29, 1995, the Company had approximately 76 full-time employees, one part-time employee and three directors who are not also employees of the Company as of such date.
  AWARD AGREEMENTS
     Each option granted will be evidenced by a written agreement setting forth the terms and conditions of the option. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the Plan and any other terms and conditions, not inconsistent with the Plan, required by the Stock Option Committee.
  NONQUALIFIED STOCK OPTIONS
     The options that may be granted under the Plan are nonqualified stock options. The Company may grant such options to eligible participants to purchase shares of Common Stock at such time or times as determined by the Stock Option Committee.
     The exercise price of an option under the Plan will be as established by the Stock Option Committee in the agreement evidencing the award. Such exercise price will not be limited under the Plan and may be less than 100% of the fair market value at the time of grant. Thus, discounted stock options providing for an exercise price of less than the fair market value of the Stock at the date of the award may be granted as options under the Plan.
                                       12

     An option under the Plan will be exercisable in full or in part from time to time as specified by the Stock Option Committee or in the corresponding award agreement. Upon termination of employment of the optionee, the option will lapse and cease to be exercisable three months following such termination of employment.
     An option may also be subject to such other terms and conditions, not inconsistent with the Plan, as determined by the Stock Option Committee and specified in the award agreement.
  EFFECTS OF CHANGE IN CONTROL
     The Stock Option Committee is granted broad discretion under the Plan to deal with options under the Plan upon an acceleration event, which will be deemed to occur in the event of a change in control or a potential change in control of the Company, as defined in the Plan. For these purposes, a "change in control" will be deemed to have occurred if (a) any person, including a group, but not the Company or any subsidiary or employee benefit plan thereof, makes a tender or exchange offer for shares of the Stock pursuant to which any shares of the Stock are purchased, or such person, together with its affiliates and associates, becomes the beneficial owner of at least 20% of the Stock, or (b) the stockholders of the Company approve a definitive agreement or plan to merge the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company, or (c) during any period of 24 consecutive months the incumbent directors at the beginning of such period cease for any reason other than death to constitute at least a majority of the Board of Directors, provided that a director will be deemed to be an incumbent director if such director, although not a director at the beginning of such 24-month period, was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors then qualified as incumbent directors. A "potential change in control" is defined in the Plan to mean (y) the approval by stockholders of the Company of an agreement by the Company, the consummation of which would result in a change in control of the Company, as described above, or (z) the acquisition of direct or indirect beneficial ownership by any person (as described above) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a potential change in control of the Company has occurred for the purposes of the Plan. A "Board-approved change in control" will be deemed to have occurred if the offer, acquisition, or transaction in question is approved by a majority of the directors serving as members of the Board of Directors at the time of the potential change in control or change in control.
     Upon the occurrence of an acceleration event, the Stock Option Committee will be authorized to take such action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to options under the Plan. The Stock Option Committee's action may include without limitation, establishing, amending or waiving the forms, terms, conditions, and duration of an option and the corresponding award agreement, so as to provide for earlier, later, extended, or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment and accelerated release of restrictions, or other modifications.
     Upon the occurrence of an acceleration event, the Stock Option Committee in its discretion may declare any and all then outstanding options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. In the event of a change in control, the Stock Option Committee in its discretion may cash out the value of all outstanding options in each case to the extent vested, on the basis of the change in control price as of the date such change in control or such potential change in control is determined to have occurred or such other date as the Stock Option Committee may determine prior to the change in control, less the option price (as established in the corresponding Award Agreement). For this purpose, "change in control price" means the highest price per share of the Common Stock paid in any transaction reported on any exchange on which the Common Stock is traded or on The Nasdaq Stock Market if the Common Stock is then traded thereon, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the 60-day period immediately preceding, the occurrence of the change in control, or, where applicable, the occurrence of the potential change in control event, in each case as determined by the Stock Option Committee.
  AMENDMENT AND TERMINATION
     The Plan will continue in effect until terminated by the Company as provided in the Plan.
     Upon the recommendation of the Stock Option Committee, or otherwise, the Board of Directors may amend the Plan. To the extent required by Rule 16b-3 under the Exchange Act, no amendment to the Plan may be made without approval by the Company's stockholders that would make certain changes, including altering the group of persons eligible to participate in the Plan, increasing the maximum number of shares of Common Stock available for options under the Plan (except as otherwise provided in the Plan), limiting or restricting the powers of the Stock Option Committee in administering the Plan,
                                       13
materially increasing the benefits accruing to participants under the Plan, materially modifying the requirements of eligibility for participation in the Plan or changing the amendment provisions of the Plan.
     Notwithstanding the foregoing, no amendment to or discontinuation of the Plan or any provision thereof may adversely affect any option previously granted to a participant under the Plan, without the written consent of such participant. The Stock Option Committee is empowered to determine whether an amendment or discontinuation adversely affects any existing award. Notwithstanding the foregoing, the Stock Option Committee retains the power to annul any award if the participant is terminated for cause as determined by the Stock Option Committee and provide for the forfeiture of shares of Common Stock or other gain under an award as determined by the Stock Option Committee for competing against the Company. If an acceleration event (change in control or potential change in control) has occurred, no amendment or termination will impair the rights of any person with respect to an outstanding award as discussed under "Effects of Change in Control" above.
RESALE RESTRICTIONS
     Resale restrictions on shares of Common Stock purchased under the Plan may be imposed by virtue of the provisions of the Plan and the applicable award agreement and/or by application of federal and state securities laws.
TAX EFFECTS
     Options granted under the Plan will be treated as nonqualified stock options for federal income tax purposes. The following discussion of the federal income tax consequences of options granted under the Plan is intended only as a summary of the present federal income tax treatment of options under the Plan. The federal income tax laws pertaining to the Plan are highly technical, and such laws are subject to change at any time. Some variations on the federal income tax effects of Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act.
     Under the Code, an optionee granted an option under the Plan will realize no taxable income upon receipt of the option but will be deemed to have realized ordinary taxable income equal to the excess of the fair market value of the stock acquired at the time of the exercise of the option over the option price paid.
     The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his option. The Company is required to withhold tax on the amount of income realized by the optionee upon exercise of the option.
     An optionee's tax basis in shares acquired upon the exercise of an option will be the fair market value of such shares used to determine the amount of ordinary taxable income reported by the optionee with respect to the exercise of the option. Upon any sale of such shares of Common Stock, the optionee's gain or loss will therefore equal the difference between the sale price and such tax basis. Any such gain or loss will be short-term or long-term capital gain or loss, depending on whether the shares have been held for more than the long-term capital gain holding period. In general, when an option is exercised by the exchange of previously acquired stock, the optionee receives a tax-free exchange and basis carryover for old shares for an equivalent number of new shares. The basis for any additional shares will equal the sum of the amount included in gross income by reason of the exercise of the option, plus any amount of cash paid by the optionee upon the exercise of the option.
     The Plan authorizes the acceleration of the exercisability and vesting of options in the event of a change in control or potential change in control of the Company, as defined in the Plan. Such acceleration may give rise to "parachute payments" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Company for federal income tax purposes.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN.
                                       14

                     APPROVAL OF SPEIZMAN INDUSTRIES, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
     On September 21, 1995, the Board of Directors of the Company unanimously adopted the Speizman Industries, Inc. Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors' Plan"), subject to the approval of the Non-Employee Directors' Plan by the stockholders of the Company. The full text of the Non-Employee Directors' Plan is set forth in Exhibit B to this Proxy Statement. A maximum of 15,000 shares of Common Stock may be issued under the Non-Employee Directors' Plan and the Board of Directors has reserved such number of shares for issuance. Pursuant to the Non-Employee Directors' Plan, each member of the Board of Directors who is a "Non-Employee Director," within the meaning of the Non-Employee Directors' Plan, will be automatically granted an option to acquire 1,000 shares of Common Stock on December 1st of each year, beginning December 1, 1995. Under the Non-Employee Directors' Plan, a director is a Non-Employee Director if he is not a full-time or part-time employee of the Company or its parent or subsidiary corporations.
     The ability to offer the Company's Non-Employee Directors an opportunity to acquire shares of the Common Stock of the Company provides a means by which the Company may compensate its Non-Employee Directors. The Company believes that its provision of equity-based compensation will assist it in attracting and retaining highly qualified Non-Employee Directors. Further, the Board of Directors believes that granting options to the Non-Employee Directors provides an incentive to such persons to continue their service to the Company and promotes the best interests of the Company because Non-Employee Directors have an opportunity to acquire a proprietary interest in the Company and ultimately to benefit from the future success of the Company's operations through appreciation in the value of the Common Stock. By providing such options through a formula plan meeting the requirements of Rule 16b-3 under the Exchange Act, the Company may at the same time provide for disinterested administration of its other equity-based plans. Disinterested administration is required so that awards under such plans are exempt from being purchases of Common Stock of the Company for purposes of determining liability under Section 16 of the Exchange Act for insider participants. Rule 16b-3 provides that a plan will continue to have disinterested administration if the plan is administered by persons who did not receive a grant or award while administering any plan of the Company, or during the year prior to becoming an administrator of any plan, except that grants made pursuant to a qualifying formula plan will not disqualify such person from serving as a disinterested administrator.
BENEFITS UNDER THE PLAN
     The Non-Employee Directors' Plan provides that each Non-Employee Director of the Company will receive an annual award thereunder on December 1st of each year, beginning December 1, 1995, of an option to purchase 1,000 shares of Common Stock (the "Annual Award"). The exercise price of such options will be the fair market value of the Common Stock, as defined in the Non-Employee Directors' Plan, on the date of grant. A director of the Company who is a Non-Employee Director within the meaning of the Non-Employee Directors' Plan is eligible to participate in the Non-Employee Directors' Plan. Presently there are three Non-Employee Directors, Mr. Berkowitz, Mr. Gorelick and Mr. Lea, eligible to participate in such plan.
     The following table sets forth certain information concerning options that will be granted automatically under the Non-Employee Directors' Plan in fiscal 1996, assuming that such plan is approved by the stockholders of the Company at the Meeting and further assuming that the nominees for election as directors at the Meeting are so elected and serve as directors of the Company on December 1, 1995. Based on such assumptions, Mr. Berkowitz, Mr. Gorelick and Mr. Lea, who would be the only Non-Employee Directors, would each receive, on December 1, 1995, an option to purchase 1,000 shares of Common Stock under the Non-Employee Director's Plan. No executive officers or other employees of the Company will receive any options under the Non-Employee Directors' Plan.
                                       15

                               NEW PLAN BENEFITS
                           SPEIZMAN INDUSTRIES, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

NAME AND POSITION                                                                         DOLLAR VALUE ($)(1)    NUMBER OF OPTIONS
Non-Employee Director Group............................................................              --                3,000

(1) The dollar value of such options is not presently determinable. The exercise price of such options will be the fair market value of the Common Stock, as defined in the Non-Employee Directors' Plan, on December 1, 1995, the date of grant of such options.
     In addition, if the Non-Employee Directors' Plan had been in effect in fiscal 1995, Mr. Berkowitz, Mr. Gorelick and Mr. Lea, the only Non-Employee Directors as of December 1, 1994, would each have received an option to purchase 1,000 shares of Common Stock on such date, having an exercise price of $4.00 per share (the last sale price as reported by The Nasdaq Stock Market on such date). As of September 29, 1995, the fair market value of the Common Stock subject to such options, of $3.625 per share (the last sale price of the Common Stock as reported by The Nasdaq Stock Market on such date) would not have exceeded the exercise price of such options. No executive officers or other employees of the Company would have received any options under the Non-Employee Directors' Plan in fiscal 1995.
DESCRIPTION OF NON-EMPLOYEE DIRECTORS' PLAN
     The following description of the Non-Employee Directors' Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Non-Employee Directors' Plan and is qualified in its entirety by reference to the full text of the Non-Employee Directors' Plan attached hereto as Exhibit B. If any part of the description of the Plan contrary herein states anything different from the formal legal documents governing the Non-Employee Directors' Plan, such documents will be considered correct.
  AUTHORIZED COMMON STOCK
     A maximum of 15,000 shares of Common Stock may be issued pursuant to options granted under the Non-Employee Directors' Plan. Such shares shall be shares of authorized but unissued Common Stock. As of September 29, 1995, no options have been granted pursuant to the Non-Employee Directors' Plan. The Common Stock is traded on The Nasdaq Stock Market, and the last sale of the Common Stock as reported by The Nasdaq Stock Market on September 29, 1995 was $3.625 per share.
  ADMINISTRATION
     The Non-Employee Directors' Plan is administered by the Stock Option Committee or such other committee as may be appointed by the Board of Directors to administer the Non-Employee Directors' Plan. The Stock Option Committee, or such other committee, shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act. The Stock Option Committee has authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Non-Employee Directors' Plan and as are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Stock Option Committee are final and binding on all optionees. The number of shares of Common Stock subject to Annual Awards for each Non-Employee Director and the terms of such Annual Awards are fixed by the Non-Employee Directors' Plan. The Stock Option Committee will have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determine the number of shares of Common Stock covered by such Annual Award, the option price per share, the circumstances under which an Annual Award may be granted, or the period within which options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Non-Employee Directors' Plan with respect to Annual Awards to Non-Employee Directors, except for administering the plan subject to the express provisions of the plan.
  NUMBER OF SHARES FOR EACH ELIGIBLE DIRECTOR
     On December 1st of each year, beginning December 1, 1995, each Non-Employee Director then in office will be granted an Annual Award of an option to purchase 1,000 shares of Common Stock. Notwithstanding the foregoing, any Non-Employee Director may elect (1) to decline an Annual Award, or (2) to revoke a previous election to decline an Annual Award, in either event, at any time prior to the date such Annual Award would otherwise be made. A Non-Employee Director who elects to decline an Annual Award will receive no compensation in lieu thereof. In the event that the number of shares
                                       16
available for grants under the Plan is insufficient to grant the number of options determined as provided above to each Non-Employee Director, options for the remaining number of shares of Common Stock available for grant under the Plan will be granted in equal amounts to each Non-Employee Director.
  EXERCISE PRICES
     The exercise price of all options granted under the Non-Employee Directors' Plan will equal the fair market value of the Common Stock of the Company on the date of grant, determined as provided in the Non-Employee Directors' Plan.
  EXERCISE AND TERM
     Options granted pursuant to Annual Awards under the Non-Employee Directors' Plan become exercisable in cumulative increments of 50% and 100% beginning on the first and second anniversaries, respectively, of the date of grant, if, on such dates, the Non-Employee Director remains a Non-Employee Director. In the event a Non-Employee Director ceases to be a Non-Employee Director, any of his then outstanding options that have not become exercisable will terminate immediately. In addition, in the event of a merger or consolidation or other capital reorganization as described in such plan, or the sale by the Company of all or substantially all its assets, any outstanding option that was granted more than six months prior to the date of the Company's adoption of a plan or definitive agreement in respect of such merger, consolidation, reorganization or asset sale, as the case may be, but has not yet become exercisable, shall become exercisable in full as of such date. Upon the effectiveness of such merger, consolidation, reorganization or asset sale, as the case may be, any then outstanding options shall terminate.
     An option granted pursuant to an Annual Award will not be exercisable unless: (a) the option has become exercisable as provided above; (b) the person exercising the option has been, at all times during the period beginning with the date of grant of the option and ending on the date of such exercise, a Non-Employee Director, except that (i) in the event a Non-Employee Director ceases to be a Non-Employee Director for any reason, he may exercise any of his options that are exercisable on the date he ceases to be a Non-Employee Director at any time within one year after such date, subject to earlier termination of any such option, following which period any unexercised option will terminate, or (ii) if an optionee shall die holding an option that is exercisable on the date of his death, his executors, administrators, heirs or distributees, as the case may be, may exercise such option at any time within six months after the date of such death, even if such six-month period extends beyond the one-year period described above, but subject to any other earlier termination of such option, following which period any unexercised option will terminate; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check; and (d) payment in full is made for any tax withholding obligation.
     Each option granted under the Non-Employee Directors' Plan shall terminate on the tenth anniversary of the date of grant, subject to earlier termination as provided above.
  ADJUSTMENT FOR CHANGES IN CAPITALIZATION
     If the number of shares of Common Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, the Non-Employee Directors' Plan authorizes the Stock Option Committee to make an appropriate and proportionate adjustment in the number and kind of shares subject to the Non-Employee Directors' Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but rather with a corresponding adjustment in the price for each share covered by the option.
  OTHER TERMS
     No option under the Non-Employee Directors' Plan can be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an option may be exercisable only by the optionee. The Non-Employee Directors' Plan may be amended by the Board of Directors, subject to limitations set forth in the Non-Employee Directors' Plan, including that the Non-Employee Directors' Plan may not be amended more than once each six months. The Non-Employee Directors' Plan may be terminated by the Board of Directors at any time. No termination of the plan may materially and adversely affect any of the rights or obligations of any person, without his consent, under any option previously granted under
                                       17
the Plan except that upon the dissolution or liquidation of the Company, the Non-Employee Directors' Plan and any options issued thereunder will terminate. TAX EFFECTS OF NON-EMPLOYEE DIRECTORS' PLAN
     Options granted under the Non-Employee Directors' Plan will be treated as nonqualified stock options for federal income tax purposes. The following discussion of the federal income tax consequences of the Non-Employee Directors' Plan is intended only as a summary of the federal income tax treatment of nonqualified stock options under the Non-Employee Directors' Plan as of the date hereof. The federal income tax laws pertaining to the Non-Employee Directors' Plan are highly technical, and such laws are subject to change at any time. Some variations on the federal income tax effects of Non-Employee Directors' Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act. The Non-Employee Directors' Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
     Under the Code, generally an optionee granted an nonqualified stock realizes no taxable income upon receipt of the option, but is deemed to have realized ordinary taxable income equal to the excess of the fair market value of the Common Stock acquired at the time of the exercise of the option over the option price paid, unless at the time of exercise the Common Stock remains subject to a "substantial risk of forfeiture" as defined in Section 83 of the Code. The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his option.
     An optionee's tax basis in shares acquired upon the exercise of an option will be the fair market value of such shares used to determine the amount of ordinary taxable income reported by the optionee with respect to the exercise of the option. Upon any sale of such shares of Common Stock, the optionee's gain or loss will therefore equal the difference between the sale price and such tax basis. Any such gain or loss will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than the long-term capital gain holding period.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS' PLAN.
                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the outstanding shares of the Company's Common Stock file with the Securities and Exchange Commission certain reports relating to their ownership of Common Stock and changes in such ownership. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 1995, all such Section 16(a) filing requirements were complied with, except that Mr. Lea, a director, failed to timely file a report relating to a change in the form of his ownership of shares of Common Stock from direct to indirect that occurred in November 1994.
                      RATIFICATION OF INDEPENDENT AUDITORS
     The Board of Directors, upon the recommendation of the Audit Committee, has reappointed, subject to stockholder ratification, the firm of BDO Seidman, LLP as the Company's independent certified public accountants for fiscal 1996. If the stockholders do not ratify the appointment of BDO Seidman, LLP, the Board of Directors will reconsider its appointment upon the recommendation of the Audit Committee.
     A representative of BDO Seidman, LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate stockholder questions.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP.
                         DATE FOR RECEIPT OF PROPOSALS
     In order for stockholder proposals to be included in the proxy materials for the Company's annual meeting of stockholders for the year ending June 29, 1996, any such proposal must be received by the Company at its executive offices not later than June 19, 1996 and meet all other applicable requirements for inclusion therein.
                                       18

                                 OTHER BUSINESS
     The Board of Directors is not aware of any other matter to come before the Meeting. However, if any such matter does come before the Meeting which requires a vote of the stockholders, it is the intention of the persons named in the enclosed proxy to vote the shares of Common Stock represented thereby in accordance with the recommendations of the Company's management and their judgment on such matter.
                           ANNUAL REPORT ON FORM 10-K
     A copy of the Company's Annual Report on Form 10-K for the year ended July 1, 1995 will be provided free of charge to stockholders upon written request directed to: Speizman Industries, Inc., 508 West Fifth Street, Charlotte, North Carolina 28202, Attention: Josef Sklut, Secretary.
                                          By order of the Board of Directors,
                                          JOSEF SKLUT
                                          SECRETARY
Charlotte, North Carolina
October 17, 1995
                                       19

                                   EXHIBIT A
                           SPEIZMAN INDUSTRIES, INC.
                         NONQUALIFIED STOCK OPTION PLAN
                        EFFECTIVE AS SEPTEMBER 21, 1995
                        ARTICLE I -- GENERAL PROVISIONS
1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability, to motivate such personnel through added incentives to make a maximum contribution to the Company, to develop and maintain a highly competent management team and to be competitive with other companies with respect to executive compensation.
1.2 Awards under the Plan may be made to Participants in the form of nonqualified stock options.
1.3 The Plan shall be effective September 21, 1995 (the "Effective Date"), subject to the approval of the stockholders of the Company. Options may be granted prior to such approval, but such Options shall be contingent upon such approval being obtained and, in addition to any other terms thereof or restrictions thereon under the Plan or an Award Agreement, may not be exercised or transferred prior to such approval.

                           ARTICLE II -- DEFINITIONS
     Except where the context otherwise indicates, the following definitions apply:

2.1    "ACCELERATION EVENT" means the occurrence of an event defined in
       Article XIII of the Plan.
2.2 "ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.
2.3 "AWARD AGREEMENT" means the written agreement evidencing an Option granted to a Participant.
2.4    "BOARD" means the Board of Directors of Speizman Industries, Inc.
2.5 "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.
2.6 "COMMITTEE" means the Stock Option Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to
       Article III. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are members of the Board and Disinterested Persons. Committee members may also be appointed for such limited purposes as may be provided by the Board.
2.7 "COMPANY" means Speizman Industries, Inc., a Delaware corporation, and its successors and assigns. The term "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Speizman Industries, Inc. shall be authorized to act on behalf of all other entities included within the definition of "Company."
2.8 "DISABILITY" means a disability as determined under procedures established by the Committee or in any Option.
2.9 "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 under the Act. 2.10 "ELIGIBLE PARTICIPANT" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, subject to such limitations imposed on a person designated as a Disinterested Person, whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee.

2.11 "FAIR MARKET VALUE" means, if the Stock is listed for trading on any national securities exchange, the last sale price regular way of the Stock on the date of reference, or, if no sale of the Stock takes place on such date, the average of the closing high bid and low asked prices regular way of the Stock on such date, in either case on such exchange. If the Stock is not listed for trading on a national securities exchange, but is listed on The Nasdaq Stock Market, then "fair market value" means the last sale price of the Stock on the date of reference, or, if no sale of the Stock takes place on such date, the average of the closing high bid and low asked prices of the Stock on such date, in either case as reported by The Nasdaq Stock Market. The Committee may establish an alternative method of determining Fair Market Value.
2.12 "OPTION" means a nonqualified stock option to purchase Stock granted under Article IV of the Plan.
2.13 "OPTION GRANT DATE" means, as to any Option: (a) the date on which the Committee grants the Option by entering into an Award Agreement with the Participant; (b) the date the Participant receiving the Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or (c) such other date as the Committee may designate.
2.14 "PARTICIPANT" means an Eligible Participant to whom an Option has been granted and who has entered into an Award Agreement evidencing the Option.
2.15 "PLAN" means the Speizman Industries, Inc. Nonqualified Stock Option Plan set forth herein, as amended from time to time.
2.16 "STOCK" means shares of the common stock, par value $.10 per share, of Speizman Industries, Inc., as may be adjusted pursuant to the provisions of Section 3.14.
2.17 "TERMINATION OF EMPLOYMENT" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time an Option is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Options that during the limited period of exercisability following Termination of Employment, the Option may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Option would have become exercisable had the Termination of Employment not occurred.


                         ARTICLE III -- ADMINISTRATION

3.1 This Plan shall be administered by the Committee. A Committee member who is not a Disinterested Person, with respect to action to be taken by the Committee, shall not be able to participate in the decision to the extent prescribed by Rule 16b-3 under the Act. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.
3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.
3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Option, and to act in all matters pertaining to the granting of an Option and the contents of the Award Agreement evidencing the Option, including without limitation the determination of the number of Options and the form, terms, conditions and duration of each Option, and any amendment thereof consistent with the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions hereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as the Committee deems appropriate.
3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Option in the event of an Acceleration Event as defined in Article V. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Option and the corresponding Award Agreement so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Option and the corresponding Award Agreement, or by taking action with respect to individual Participants.
3.6 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.
3.7 The Committee may require each person purchasing shares of Stock pursuant to an Option to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
3.8 The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Options under the Plan as it shall deem appropriate.
3.9 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Option shall be canceled or suspended. In particular, but without limitation, all outstanding Options to any Participant may be canceled if the Participant (a) without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.
3.10 The aggregate number of shares of Stock which are available for issuance pursuant to Options granted under the Plan shall be 145,000 or any larger number that, subsequent to the date this Plan is adopted, may be authorized for issuance by the Company. Such shares of Stock shall be made available from authorized and unissued shares. If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, expiration or cancellation of an Option or any other termination of an Option without payment being made in the form of Stock, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Options under the Plan, and may again be available for grants of Options under the Plan.
3.11 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to: (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

       (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.
3.12 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.
3.13 Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded an Option shall have any right as a shareholder with respect to any shares of Stock covered by such Option prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.
3.14 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to stockholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in: (a) the limitation on the aggregate number of shares of Stock that may be issued as set forth in Section 3.10 of the Plan; (b) the number and class of Stock that may be subject to a grant of an Option and which have not been issued or transferred under an outstanding Option; (c) the purchase price to be paid per share of Stock under outstanding Options; and (d) the terms, conditions or restrictions of any Option and Award Agreement.


                             ARTICLE IV -- OPTIONS

4.1 Options to purchase shares of Stock may be granted to Eligible Participants at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article IV.
4.2 Each Option shall be evidenced by a written Award Agreement which shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions not inconsistent with the Plan as may be imposed by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of the Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.
4.3 The Option price per share of Stock shall be established in the Award Agreement and may be less than 100% of the Fair Market Value at the Option Grant Date.
4.4 The Option may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, however, that in any event the Option shall lapse and cease to be exercisable three months following the Participant's Termination of Employment.
4.5 An Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or, to the extent otherwise allowed by Rule 16b-3 under the Act or other applicable law, pursuant to a qualified domestic relations order as defined by the Code and the Employee Retirement Income Security Act, as amended, and the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. Unless otherwise provided by the Committee or specified in an Award Agreement, transfer restrictions shall only apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.
4.6 Shares of Stock purchased upon exercise of an Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the corresponding Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Option price as payment.

4.7 No cash dividends shall be paid on shares of Stock subject to unexercised Options. The Committee may provide, however, that a Participant to whom an Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be: (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Option if it shall not have been fully exercised; or (b) converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in
       Section 3.10.
4.8 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.
4.9 In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to an Option and the option price in consideration of the surrender of the Option.
4.10 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, including, but not limited to, withholding the issuance of Stock pursuant to exercise of the Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes or canceling any portion of the Option or another Option granted under the Plan in an amount sufficient to reimburse the Company for the amount the Company is required to so withhold.
4.11 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of an Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Option be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section 4.11 shall be effective only if it satisfies the applicable requirements of Rule 16b-3 of the Act.
4.12 The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares of Stock as the Option surrendered, or may require such surrender as a condition precedent to a grant of a new Option to such Participant. Subject to the provisions of the Plan, such new Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Options.


                        ARTICLE V -- ACCELERATION EVENTS


5.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Potential Change in Control," or "Change in Control" or a "Board-Approved Change in Control," as those terms are defined below.
5.2 A "Change in Control" shall be deemed to have occurred if: (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, including any trustee of such plan acting as trustee, who: (i) makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

       (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of the Company's Stock (an "Acquisition");
            (b) The stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company (individually, a "Transaction"); or
            (c) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24 month period shall be deemed to have satisfied such 24 month requirement, and be an Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually, because they were directors at the beginning of such 24 month period, or by prior operation of this Section 5.2(c).
5.3 A "Board-Approved Change in Control" shall be deemed to have occurred if the Offer, Acquisition or Transaction, as the case may be, is approved by a majority of the Directors serving as members of the Board at the time of the Potential Change in Control or Change in Control.

5.4 A "Potential Change in Control" means the happening of any one of the following: (a) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company, as defined in Section 5.2; or
       (b) The acquisition of Beneficial Ownership, directly or indirectly, by any entity, person or group, other than the Company or any Company employee benefit plan, including any trustee of such plan acting as such trustee, of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.
5.5 Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare that any or all then outstanding Options, that are not already exercisable and fully vested, shall become immediately exercisable and fully vested in whole or in part.
5.6 In the event of a Change in Control, the Committee may, in its discretion, cash out the value of all outstanding Options, to the extent vested, on the basis of the "Change in Control Price" (as defined in Section 5.7) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, less the Option price (as established in the corresponding Award Agreements).
5.7 For purposes of Section 5.6, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, or, where applicable, the occurrence of the Potential Change in Control event, in each case as determined by the Committee.


                    ARTICLE VI -- AMENDMENT AND TERMINATION

6.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan.
       To the extent required by Rule 16b-3 under the Act, no amendment, without approval by the Company's stockholders, shall:
       (a) alter the group of persons eligible to participate in the Plan;
       (b) except as otherwise provided herein, increase the maximum number of shares of Stock or Options that are available for award under the Plan;
       (c) limit or restrict the powers of the Committee with respect to the administration of this Plan;
       (d) materially increase the benefits accruing to Participants under this Plan;
       (e) materially modify the requirements as to eligibility for participation in this Plan; or
       (g) change any of the provisions of this Article VI.

6.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Option theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:
       (a) annul any Option if the Participant is terminated for cause as determined by the Committee; and
       (b) provide for the forfeiture of shares of Stock or other gain under an Option, as determined by the Committee, in the event the Participant competes against the Company.
6.3 If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Option as provided in Article V.


                    ARTICLE VII -- MISCELLANEOUS PROVISIONS


7.1 Nothing in the Plan or any Option granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.
7.2 The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.
7.3 The terms of the Plan shall be binding upon the Company and its successors and assigns.
7.4 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.
7.5 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Options granted hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.
7.6 Each Participant exercising an Option hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.
7.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

                                   EXHIBIT B
                           SPEIZMAN INDUSTRIES, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                   ARTICLE I
PURPOSE
     This Stock Option Plan for Non-Employee Directors (the "Plan") is designed to advance the interest of Speizman Industries, Inc. (the "Company") and its stockholders by providing an incentive to each member of the Board of Directors of the Company (the "Board"), who is not a full-time or part-time employee of the Company or its parent or subsidiary corporations ("Non-Employee Director"), to continue in the service of the Company and by creating a direct interest of the Non-Employee Directors in the future success of the Company's operations by granting to such persons options to acquire shares of the common stock of the Company, par value $.10 per share (the "Common Stock"). As used herein, "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.
                                   ARTICLE II
ADMINISTRATION
     The Plan shall be administered by the Stock Option Committee of the Board or such other committee as may be appointed by the Board from among its members to administer the Plan (the "Committee"). The Committee shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.
     It is intended that the Plan be nondiscretionary for purposes of Rule 16b-3 under the Exchange Act, and the powers of the Committee under the Plan shall be limited to ministerial and nondiscretionary acts which do not affect the status of the Plan as nondiscretionary.
     The Committee shall hold its meetings at such times and places as it may determine, with a majority of the Committee constituting a quorum. Any action which the Committee has the power to take at a meeting may be taken by the Committee without a meeting if all of the members of the Committee give their consent to such action in writing.
                                  ARTICLE III
STOCK
     The shares to be optioned under the Plan ("Option Shares") shall be shares of authorized but unissued Common Stock of the Company. The total number of shares of Common Stock subject to awards of nonqualified stock options ("Options") granted under the Plan shall not exceed in the aggregate 15,000, except as such number of shares shall be adjusted in accordance with the provisions of Article X hereof. The Options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code. If an Option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased Option Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan.
                                   ARTICLE IV
ELIGIBILITY OF PARTICIPANTS
     Each Non-Employee Director shall be eligible to receive Options in accordance with the provisions of the Plan.
                                      B-1

                                   ARTICLE V
ANNUAL AWARDS
     On December 1st of each year, commencing on December 1, 1995, each Non-Employee Director shall be granted an Option to purchase 1,000 shares of Common Stock, subject to adjustment as provided in Article X below (the "Annual Award"). In the event that the number of shares of Common Stock available for grants under the Plan is insufficient to grant the number of Options determined as provided above, Options for the remaining number of shares of Common Stock available for grant under the Plan shall be granted in equal amounts to each Non-Employee Director. Notwithstanding the foregoing, any Non-Employee Director may elect (1) to decline an Annual Award, or (2) to revoke a previous election to decline an Annual Award, in either event, at any time prior to the date such Annual Award would otherwise be made. A Non-Employee Director who elects to decline an Annual Award will receive no compensation in lieu of such Annual Award (either at the time of such election or at any time thereafter).
     Upon the grant of each Annual Award, the Company and the Non-Employee Director shall enter into a stock option award agreement which shall specify the date of grant and the Option Price, as defined herein, and shall include or incorporate by reference the substance of all of the provisions set forth in Articles VI through IX below and such other provisions consistent with the Plan as the Committee may determine. The Committee shall have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determine the number of Option Shares covered by such Annual Award, the Option Price per Option Share, the circumstances under which an Annual Award may be granted, or the period within which Options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Plan with respect to Annual Awards to Non-Employee Directors, except for administering the Plan subject to the express provisions of the Plan.
TIMING OF GRANTING ANNUAL AWARDS
     Grants of Annual Awards shall be made automatically under this Article without any action by the Committee.

                                   ARTICLE VI
OPTION PRICE
     The per share Option exercise price (the "Option Price") for all Options granted under the Plan shall be the fair market value of the Common Stock of the Company on the date the Annual Award is granted, subject to adjustments as provided in Article X. If the Common Stock is listed for trading on any national securities exchange, then the "fair market value" shall be the closing sale price of the Common Stock on such exchange on the date of grant. If the Common Stock is not listed for trading on a national securities exchange but is traded on The Nasdaq Stock Market, then the "fair market value" shall be the last sale price reported by The Nasdaq Stock Market on the date of grant. If the Common Stock is neither traded on any national securities exchange nor traded on The Nasdaq Stock Market, but is traded in the over-the-counter market, then the "fair market value" shall be the average closing bid and asked prices on the date of grant provided by any market maker in the Common Stock selected by the Company to provide quotations for this purpose. If there is no market maker in the Common Stock, the fair market value shall be the last sale price of the Common Stock on the date of grant. In the event that on any date of the grant of options there is no sale of at least 100 shares of Common Stock, the sale price or the bid and asked prices on the last day on which there was a sale of at least 100 shares of Common Stock shall be used to determine "fair market value."
                                  ARTICLE VII
EXERCISE AND TERM OF OPTIONS
     An Option shall not be exercisable unless: (a) the Option has become exercisable as provided below; (b) the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of exercise of the Option, a Non-Employee Director, except that in the event (i) a Non-Employee Director ceases to be a Non-Employee Director for any reason, he may exercise any of his outstanding Options that are exercisable on the date he ceases to be a Non-Employee Director at any time within one year after such date, subject to earlier termination of any such Option as provided herein, at the end of which one-year period any such Option that has not been fully exercised shall terminate, or (ii) an optionee shall die holding any outstanding Options that are exercisable on the date of his death, his executors, administrators, heirs or distributees, as the case may be, may exercise any such Option at any time within six months after the date of such optionee's death, even if such six-month period extends beyond the one-year period described
                                      B-2
in the preceding clause, but subject to any other earlier termination of any such Option as provided herein, at the end of which six-month period any such Option that has not been fully exercised shall terminate; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check; and (d) payment in full is made for any withholding obligation as provided in Article VIII below.
     Options granted under the Plan shall become exercisable in cumulative increments of 50% and 100% beginning on the first and second anniversaries, respectively, of the date of grant if on such dates the Non-Employee Director to whom any such Option was granted remains a Non-Employee Director. In the event a Non-Employee Director ceases to be a Non-Employee Director, any of his then outstanding Options that have not become exercisable as provided herein shall terminate immediately.
     In addition, in the event of a merger or consolidation in which the Company is not the surviving entity, or any other capital reorganization in which more than 50% of the then outstanding shares of Common Stock are exchanged, or the sale by the Company of all or substantially all of its assets to another entity, any outstanding Option that was granted under the Plan more than six months prior to the date of the Company's adoption of a plan or definitive agreement in respect of such merger, consolidation, reorganization or asset sale, as the case may be, shall become exercisable in full as of such date. Upon the effectiveness of such merger, consolidation, reorganization or asset sale, as the case may be, any then outstanding Option shall terminate.
     Any other provisions of the Plan notwithstanding, (a) no Option shall become exercisable under any circumstances unless and until the Plan has been approved by the Company's stockholders, and (b) each Option shall terminate on the tenth anniversary of the date of grant of such Option subject to earlier termination as provided herein.
                                  ARTICLE VIII
PAYMENT OF SHARES
     Payment of the Option Price for Option Shares shall be made in full upon exercise of the Option. Any rights of the Non-Employee Director to exercise an Option shall be conditioned upon the Non-Employee Director forwarding to the Company, in addition to the Option Price of the Option Shares, cash payment of an amount equal to the amount the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with such exercise of the Option, as determined by the Committee in its discretion. The amount of such payment shall be communicated to the Non-Employee Director as soon as practicable following receipt by the Company of the Non-Employee Director's notice of exercise.
                                   ARTICLE IX
NON-TRANSFERABILITY OF OPTION
     No Option under the Plan shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by the optionee.
                                   ARTICLE X
ADJUSTMENT FOR CHANGES IN CAPITALIZATION
     If the number of issued and outstanding shares of Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan and in the number, kind, and per share exercise price of shares subject to outstanding Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.
                                   ARTICLE XI
NO OBLIGATION TO EXERCISE OPTION
     The granting of an Option shall impose no obligation on the recipient to exercise such Option.
                                      B-3

                                  ARTICLE XII
RIGHTS AS A STOCKHOLDER
     An optionee or a permitted transferee of an Option shall have no right as stockholder with respect to any Option Shares covered by his Option until such person shall have become the holder of such Option Shares, and such person shall not be entitled to any dividends or distributions of other rights in respect of such Option Shares for which the record date is prior to the date on which such person shall have become the holder of record thereof.
                                  ARTICLE XIII
REGULATORY MATTERS
     Every Option under the Plan is granted upon the express condition that the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such Option (including but not limited to complying with the Securities Act of 1933, as amended (the "Act") and all rules and regulations thereunder), the fulfillment of which condition is deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of such shares. Further, it is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act ("Rule 16b-3"). If any Plan provisions is found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void.
                                  ARTICLE XIV
AMENDMENTS OR DISCONTINUANCE OF THE PLAN
     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that except as provided in
Article X above, the Board may not, without further approval by the stockholders of the Company, increase the maximum numbers of shares of Common Stock as to which Options may be granted under the Plan, reduce the Option Price described in Article VI above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Option theretofore granted without such Non-Employee Director's written consent. Notwithstanding the foregoing, the Plan may not be amended to change the amount, price or timing of the Annual Award until at least six months (or such longer or shorter period required by Rule 16b-3) after the date of the last preceding amendment except to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder.
                                   ARTICLE XV
MISCELLANEOUS PROVISIONS
     Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. The expenses of the Plan shall be borne by the Company.
                                  ARTICLE XVI
TERMINATION
     This Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan except that upon the dissolution or liquidation of the Company, this Plan and the Options issued hereunder shall terminate.
                                  ARTICLE XVII
EFFECTIVENESS
     The Plan shall become effective upon approval by the Company's stockholders.
                                      B-4

                       SPEIZMAN INDUSTRIES, INC.

                     NONQUALIFIED STOCK OPTION PLAN
                    Effective as September 21, 1995


                     ARTICLE I - GENERAL PROVISIONS

1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability, to motivate such personnel through added incentives to make a maximum contribution to the Company, to develop and maintain a highly competent management team and to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of nonqualified stock options.

1.3 The Plan shall be effective September 21, 1995 (the "Effective Date"), subject to the approval of the stockholders of the Company. Options may be granted prior to such approval, but such Options shall be contingent upon such approval being obtained and, in addition to any other terms thereof or restrictions thereon under the Plan or an Award Agreement, may not be exercised or transferred prior to such approval.

                          ARTICLE II - DEFINITIONS

         Except where the context otherwise indicates, the following definitions apply:

2.1 "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.3 "Award Agreement" means the written agreement evidencing an Option granted to a Participant.

2.4      "Board" means the Board of Directors of Speizman Industries, Inc.

2.5 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.6 "Committee" means the Stock Option Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to
         Article III. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are members of the Board and Disinterested Persons. Committee members may also be appointed for such limited purposes as may be provided by the Board.

2.7 "Company" means Speizman Industries, Inc., a Delaware corporation, and its successors and assigns. The term "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in
         Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control
         (as  defined  in Section 414(c) of the Code, as modified by
         Section 415(h) of the Code)
         with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the
         Code.    With  respect to all purposes of the Plan, including,
         but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Speizman Industries, Inc. shall be authorized to act on behalf of all other entities included within the definition of "Company."

2.8 "Disability" means a disability as determined under procedures established by the Committee or in any Option.

2.9 "Disinterested Person" shall have the meaning set forth in Rule 16b-3 under the Act.

2.10 "Eligible Participant" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, subject to such limitations imposed on a person designated as a Disinterested Person, whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee.

2.11 "Fair Market Value" means, if the Stock is listed for trading on any national securities exchange, the last sale price regular way of the Stock on the date of reference, or, if no sale of the Stock takes place on such date, the average of the closing high bid and low asked prices regular way of the Stock on such date, in either case on such exchange. If the Stock is not listed for trading on a national securities exchange, but is listed on The Nasdaq Stock Market, then "fair market value" means the last sale price of the Stock on the date of reference, or, if no sale of the Stock takes place on such date, the average of the closing high bid and low asked prices of the Stock on such date, in either case as reported by The Nasdaq Stock Market. The Committee may establish an alternative method of determining Fair Market Value.

2.12 "Option" means a nonqualified stock option to purchase Stock granted under Article IV of the Plan.

2.13     "Option Grant Date" means, as to any Option:

         (a) the date on which the Committee grants the Option by entering into an Award Agreement with the Participant;

         (b) the date the Participant receiving the Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

         (c)     such other date as the Committee may designate.

2.14 "Participant" means an Eligible Participant to whom an Option has been granted and who has entered into an Award Agreement evidencing the Option.

2.15 "Plan" means the Speizman Industries, Inc. Nonqualified Stock Option Plan set forth herein, as amended from time to time.

2.16 "Stock" means shares of the common stock, par value $.10 per share, of Speizman Industries, Inc., as may be adjusted pursuant to the provisions of Section 3.14.

2.17 "Termination of Employment" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time an Option is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Options that during the limited period of exercisability following Termination of Employment, the Option may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Option would have become exercisable had the Termination of Employment not occurred.

                        ARTICLE III - ADMINISTRATION

3.1 This Plan shall be administered by the Committee. A Committee member who is not a Disinterested Person, with respect to action to be taken by the Committee, shall not be able to participate in the decision to the extent prescribed by Rule 16b-3 under the Act. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with
         Rule 16b-3 under the Act  or  any  other  law.    Members of
         the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.

3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Option, and to act in all matters pertaining to the granting of an Option and the contents of the Award Agreement evidencing the Option, including without limitation the determination of the number of Options and the form, terms, conditions and duration of each Option, and any amendment thereof consistent
         with  the  Plan.    All  acts, determinations  and decisions of
         the Committee made or taken pursuant to grants of authority
         under the Plan   or  with  respect  to  any  questions  arising
         in connection with the administration and interpretation of the Plan, including the severability of any and all of the
         provisions hereof, shall b e    conclusive,  final  and
         binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as the Committee deems appropriate.

3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Option in the event of an Acceleration Event as defined in Article V.
         Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Option and the corresponding Award Agreement so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Option and the corresponding Award Agreement, or by taking action with respect to individual Participants.


3.6 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.7 The Committee may require each person purchasing shares of Stock pursuant to an Option to represent to and agree with the Company in writing that he is acquiring the shares of Stock
         without a view to distribution  thereof.    The  certificates
         for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.8 The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Options under the Plan as it shall deem appropriate.

3.9 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Option shall be canceled or suspended. In particular, but without limitation, all outstanding Options to any Participant may be canceled if the Participant (a) without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

3.10 The aggregate number of shares of Stock which are available for issuance pursuant to Options granted under the Plan shall be 145,000 or any larger number that, subsequent to the date this Plan is adopted, may be authorized for issuance by the Company. Such shares of Stock shall be made available from authorized and unissued shares. If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, expiration or cancellation of an Option or any other termination of an Option without payment being made in the form of Stock, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Options under the Plan, and may again be available for grants of Options under the Plan.

3.11 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

         (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

         (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.12 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop- transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate
         reference to such restrictions.    In  making such
         determination, the Committee may rely upon an opinion of counsel for the Company.

3.13 Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded an Option shall have any right as a shareholder with respect to any shares of Stock covered by such Option prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.14 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to stockholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

         (a) the limitation on the aggregate number of shares of Stock that may be issued as set forth in Section 3.10 of the Plan;

         (b) the number and class of Stock that may be subject to a grant of an Option and which have not been issued or transferred under an outstanding Option;

         (c) the purchase price to be paid per share of Stock under outstanding Options; and

         (d) the terms, conditions or restrictions of any Option and Award Agreement.

                            ARTICLE IV - OPTIONS

4.1 Options to purchase shares of Stock may be granted to Eligible Participants at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article IV.

4.2 Each Option shall be evidenced by a written Award Agreement which shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions not inconsistent with the Plan as may be imposed by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of the Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

4.3 The Option price per share of Stock shall be established in the Award Agreement and may be less than 100% of the Fair Market Value at the Option Grant Date.


4.4 The Option may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, however, that in any event the Option shall lapse and cease to be exercisable three months following the Participant's
         Termination of Employment.

4.5 An Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or, to the extent otherwise allowed by Rule 16b-3 under the Act or other applicable law, pursuant to a qualified domestic relations order as defined by the Code and the Employee Retirement Income Security Act, as amended, and the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. Unless otherwise provided by the Committee or specified in an Award Agreement, transfer restrictions shall only apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

4.6 Shares of Stock purchased upon exercise of an Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the corresponding Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Option price as payment.

4.7 No cash dividends shall be paid on shares of Stock subject to unexercised Options. The Committee may provide, however, that a Participant to whom an Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

         (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Option if it shall not have been fully exercised; or

         (b) converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

         Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in Section 3.10.

4.8 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

4.9 In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to an Option and the option price in consideration of the surrender of the Option.

4.10 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, including, but not limited to, withholding the issuance of Stock pursuant to exercise of the Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes or canceling any portion of the Option or another Option granted under the Plan in an amount sufficient to reimburse the Company for the amount the Company is required to so withhold.

4.11 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of an Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Option be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding
         obligations.    The  amount  to  be withheld shall not exceed
         the statutory minimum federal and state income and employment tax liability arising from the Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section 4.11 shall be effective only if it satisfies the applicable requirements of Rule 16b-3 of the Act.

4.12 The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares of Stock as the Option surrendered, or may require such surrender as a condition precedent to a grant of a new Option to such Participant. Subject to the provisions of the Plan, such new Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Options.

                       ARTICLE V - ACCELERATION EVENTS

5.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Potential Change in Control," or "Change in Control" or a "Board-Approved Change in Control," as those terms are defined below.

5.2      A "Change in Control" shall be deemed to have occurred if:

         (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, including any trustee of such plan acting as trustee, who:

(i) makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

(ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d- 3 under the
         Act) of at least 20% of the Company's Stock (an "Acquisition");

         (b) The stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company (individually, a "Transaction"); or

         (c) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24 month period shall be deemed to have satisfied such 24 month requirement, and be an Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually, because they were directors at the beginning of such 24 month period, or by prior operation of this Section 5.2(c).

5.3 A "Board-Approved Change in Control" shall be deemed to have occurred if the Offer, Acquisition or Transaction, as the case may be, is approved by a majority of the Directors serving as members of the Board at the time of the Potential Change in Control or Change in Control.

5.4 A "Potential Change in Control" means the happening of any one of the following:

         (a) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company, as defined in Section 5.2; or

         (b) The acquisition of Beneficial Ownership, directly or indirectly, by any entity, person or group, other than the Company or any Company employee benefit plan, including any trustee of such plan acting as such trustee, of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

5.5 Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare that any or all then outstanding Options, that are not already exercisable and fully vested, shall become immediately exercisable and fully vested in whole or in part.

5.6 In the event of a Change in Control, the Committee may, in its discretion, cash out the value of all outstanding Options, to the extent vested, on the basis of the "Change in Control Price" (as defined in Section 5.7) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, less the Option price (as established in the corresponding Award Agreements).

5.7 For purposes of Section 5.6, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, or, where applicable, the occurrence of the Potential Change in Control event, in each case as determined by the Committee.

                   ARTICLE VI - AMENDMENT AND TERMINATION

6.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate
         the  Plan.    To the extent required by Rule 16b-3 under the
         Act, no amendment, without approval by the Company's stockholders, shall:

         (a) alter the group of persons eligible to participate in the Plan;

         (b) except as otherwise provided herein, increase the maximum number of shares of Stock or Options that are available for award under the Plan;

         (c) limit or restrict the powers of the Committee with respect to the administration of this Plan;

         (d) materially increase the benefits accruing to Participants under this Plan;

         (e) materially modify the requirements as to eligibility for participation in this Plan; or

         (g)     change any of the provisions of this Article VI.

6.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Option theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

         (a) annul any Option if the Participant is terminated for cause as determined by the Committee; and

         (b) provide for the forfeiture of shares of Stock or other gain under an Option, as determined by the Committee, in the event the Participant competes against the Company.

6.3 If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Option as provided in Article V.

                   ARTICLE VII  - MISCELLANEOUS PROVISIONS

7.1 Nothing in the Plan or any Option granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.

7.2 The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

7.3 The terms of the Plan shall be binding upon the Company and its successors and assigns.

7.4 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

7.5 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights  that  are  greater than those of a general creditor of
         the Company.    In  its  sole  discretion,  the  Committee  may
         authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Options granted hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

7.6 Each Participant exercising an Option hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

7.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

                       SPEIZMAN INDUSTRIES, INC.

              STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                               ARTICLE I

Purpose

         This Stock Option Plan for Non-Employee Directors (the "Plan") is designed to advance the interest of Speizman Industries, Inc. (the "Company") and its stockholders by providing an incentive to each member of the Board of Directors of the Company (the "Board"), who is not a full-time or part-time employee of the Company or its parent or subsidiary corporations ("Non-Employee Director"), to continue in the service of the Company and by creating a direct interest of the Non-Employee Directors in the future success of the Company's operations by granting to such persons options to acquire shares of the common stock of the Company, par value $.10 per share (the "Common Stock"). As used herein, "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.


                               ARTICLE II

Administration

         The Plan shall be administered by the Stock Option Committee of the Board or such other committee as may be appointed by the Board from among its members to administer the Plan (the "Committee"). The Committee shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

         It is intended that the Plan be nondiscretionary for purposes of Rule 16b-3 under the Exchange Act, and the powers of the Committee under the Plan shall be limited to ministerial and nondiscretionary acts which do not affect the status of the Plan as nondiscretionary.

         The Committee shall hold its meetings at such times and places as it may determine, with a majority of the Committee constituting a quorum. Any action which the Committee has the power to take at a meeting may be taken by the Committee without a meeting if all of the members of the Committee give their consent to such action in writing.


                              ARTICLE III

Stock

         The shares to be optioned under the Plan ("Option Shares") shall be shares of authorized but unissued Common Stock of the Company. The total number of shares of Common Stock subject to awards of nonqualified stock options ("Options") granted under the Plan shall not exceed in the aggregate 15,000, except as such number of shares shall be adjusted in accordance with the provisions of
Article X hereof. The Options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code.

If an Option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased Option Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan.


                               ARTICLE IV

Eligibility of Participants

         Each  Non-Employee Director shall be eligible to receive
Options in accordance with the provisions of the Plan.


                               ARTICLE V

Annual Awards

         On December 1st of each year, commencing on December 1, 1995, each Non-Employee Director shall be granted an Option to purchase 1,000 shares of Common Stock, subject to adjustment as provided
in Article X below  (the  "Annual  Award").    In  the event that the
number of shares of Common Stock available for grants under the Plan is insufficient to grant the number of Options determined as provided above, Options for the remaining number of shares of Common Stock available for grant under the Plan shall be granted in equal amounts to each Non-Employee Director. Notwithstanding the foregoing, any Non-Employee Director may elect (1) to decline an Annual Award, or
(2) to revoke a previous election to decline an Annual Award, in either event, at any time prior to the date such Annual Award would otherwise be made. A Non-Employee Director who elects to decline an Annual Award will receive no compensation in lieu of such Annual Award (either at the time of such election or at any time thereafter).

         Upon the grant of each Annual Award, the Company and the Non-Employee Director shall enter into a stock option award agreement which shall specify the date of grant and the Option Price, as defined herein, and shall include or incorporate by reference the substance of all of the provisions set forth in Articles VI through IX below and such other provisions consistent with the Plan as the Committee may determine. The Committee shall have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determine the number of Option Shares covered by such Annual Award, the Option Price per Option Share, the circumstances under which an Annual Award may be granted, or the period within which Options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Plan with respect to Annual Awards to Non-Employee Directors, except for administering the Plan subject to the express provisions of the Plan.

Timing of Granting Annual Awards

         Grants of Annual Awards shall be made automatically under this Article without any action by the Committee.

                               ARTICLE VI

Option Price

         The per share Option exercise price (the "Option Price") for all Options granted under the Plan shall be the fair market value of the Common Stock of the Company on the date the Annual Award is granted,
subject to  adjustments  as  provided  in  Article  X.    If  the
Common  Stock is listed for trading on any national securities exchange, then the "fair market value" shall be the closing sale price
of the Common Stock on such exchange  on  the  date  of  grant.    If
the Common Stock is not listed for trading on a national securities exchange but is traded on The Nasdaq Stock Market, then the "fair market value" shall be the last sale price reported by The Nasdaq Stock Market on the date of grant. If the Common Stock is neither traded on any national securities exchange nor traded on The Nasdaq Stock Market, but is traded in the over-the-counter market, then the "fair market value" shall be the average closing bid and asked prices on the date of grant provided by any market maker in the Common Stock selected by the Company to provide quotations for this purpose.
If there is no market maker in the Common Stock, the fair market value shall be the last sale price of the Common Stock on the date of grant. In the event that on any date of the grant of options there is no sale of at least 100 shares of Common Stock, the sale price or the bid and asked prices on the last day on which there was a sale of at least 100 shares of Common Stock shall be used to determine "fair market value."


                              ARTICLE VII

Exercise and Term of Options

         An Option shall not be exercisable unless: (a) the Option has become exercisable as provided below; (b) the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of exercise of the Option, a Non-Employee Director, except that in the event (i) a Non-Employee Director ceases to be a Non-Employee Director for any reason, he may exercise any of his outstanding Options that are exercisable on the date he ceases to be a Non-Employee Director at any time within one year after such date, subject to earlier termination of any such Option as provided herein, at the end of which one-year period any such Option that has not been fully exercised shall terminate, or (ii) an optionee shall die holding any outstanding Options that are exercisable on the date of his death, his executors, administrators, heirs or distributees, as the case may be, may exercise any such Option at any time within six months after the date of such optionee's death, even if such six-month period extends beyond the one-year period described in the preceding clause, but subject to any other earlier termination of any such Option as provided herein, at the end of which six-month period any such Option that has not been fully exercised shall terminate; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check; and
(d) payment in full is made for any withholding obligation as provided in Article VIII below.

         Options granted under the Plan shall become exercisable in cumulative increments of 50% and 100% beginning on the first and second anniversaries, respectively, of the date of grant if on such dates the Non-Employee Director to whom any such Option was granted remains a Non-Employee Director. In the event a Non-Employee Director ceases to be a Non-Employee Director, any of his then outstanding Options that have not become exercisable as provided herein shall terminate immediately.

         In addition, in the event of a merger or consolidation in which the Company is not the surviving entity, or any other capital reorganization in which more than 50% of the then outstanding shares of Common Stock are exchanged, or the sale by the Company of all or substantially all of its assets to another entity, any outstanding Option that was granted under the Plan more than six months prior to the date of the Company's adoption of a plan or definitive agreement in respect of such merger, consolidation, reorganization or asset sale, as the case may be, shall become exercisable in full as of such date. Upon the effectiveness of such merger, consolidation, reorganization or asset sale, as the case may be, any then outstanding Option shall terminate.

         Any other provisions of the Plan notwithstanding, (a) no Option shall become exercisable under any circumstances unless and until the Plan has been approved by the Company's stockholders, and (b) each Option shall terminate on the tenth anniversary of the date of grant of such Option subject to earlier termination as provided herein.


                              ARTICLE VIII

Payment of Shares

         Payment of the Option Price for Option Shares shall be made in full upon exercise of the Option. Any rights of the Non-Employee Director to exercise an Option shall be conditioned upon the Non-Employee Director forwarding to the Company, in addition to the Option Price of the Option Shares, cash payment of an amount equal to the amount the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with such exercise of the Option, as
determined  by  the  Committee  in  its  discretion.   The amount of
such payment shall be communicated to the Non-Employee Director as soon as practicable following receipt by the Company of the Non-Employee Director's notice of exercise.


                               ARTICLE IX

Non-Transferability of Option

         No Option under the Plan shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by the optionee.


                               ARTICLE X

Adjustment for Changes in Capitalization

         If the number of issued and outstanding shares of Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan and in the number, kind, and per share exercise price of shares subject to outstanding Options or portions thereof granted prior to
any  such  change.    Any such adjustment in an outstanding Option,
however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

                               ARTICLE XI

No Obligation to Exercise Option


         The granting of an Option shall impose no obligation on the recipient to exercise such Option.


                              ARTICLE XII

Rights as a Stockholder

         An optionee or a permitted transferee of an Option shall have no right as stockholder with respect to any Option Shares covered by his Option until such person shall have become the holder of such Option Shares, and such person shall not be entitled to any dividends or distributions of other rights in respect of such Option Shares for which the record date is prior to the date on which such person shall have become the holder of record thereof.


                              ARTICLE XIII

Regulatory Matters

         Every Option under the Plan is granted upon the express condition that the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such Option (including but not limited to complying with the Securities Act of 1933, as amended (the "Act") and all rules and regulations thereunder), the fulfillment of which condition is deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of such shares. Further, it is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act ("Rule 16b-3"). If any Plan provisions is found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void.


                              ARTICLE XIV

Amendments or Discontinuance of the Plan

         The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that except as provided in Article X above, the Board may not, without further approval by the stockholders of the Company, increase the maximum numbers of shares of Common Stock as to which Options may be granted under the Plan, reduce the Option Price described in Article VI above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Option theretofore granted without such Non-Employee Director's written consent. Notwithstanding the foregoing, the Plan may not be amended to change the amount, price or timing of the Annual Award until at least six months (or such longer or shorter period required by Rule 16b-3) after the date of the last preceding amendment except to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder.

                               ARTICLE XV

Miscellaneous Provisions


         Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. The expenses of the Plan shall be borne by the Company.


                              ARTICLE XVI

Termination

         This Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan except that upon the dissolution or liquidation of the Company, this Plan and the Options issued hereunder shall terminate.


                              ARTICLE XVII

Effectiveness

         The Plan shall become effective upon approval by the Company's stockholders.

*******************************************************************************
                                  APPENDIX

                           SPEIZMAN INDUSTRIES, INC.
                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE
                           HELD ON NOVEMBER 16, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
   THE UNDERSIGNED HEREBY APPOINTS ROBERT S. SPEIZMAN AND JOSEF SKLUT, AND EACH OF THEM, AS ATTORNEYS AND PROXIES, EACH WITH FULL POWER OF SUBSTITUTION, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DIRECTED BELOW, ALL THE SHARES OF COMMON STOCK OF SPEIZMAN INDUSTRIES, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 29, 1995, AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON NOVEMBER 16, 1995 AT 11:00 A.M. AT THE OFFICES OF THE COMPANY, 508 WEST FIFTH STREET, CHARLOTTE, NORTH CAROLINA, OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY DIRECTS THAT SUCH SHARES BE VOTED AS
FOLLOWS:

1. ELECTION OF DIRECTORS:    [ ] FOR ALL NOMINEES         [ ] WITHHOLD AUTHORITY           WITHHOLD AUTHORITY TO
                                 LISTED BELOW                 TO VOTE FOR ALL NOMINEES     VOTE FOR THOSE NOMINEES
                                                                                           WRITTEN IN THE SPACE
                                                                                           PROVIDED BELOW: AND FOR
                                                                                           ALL OTHER NOMINEES

NOMINEES: ROBERT S. SPEIZMAN, JOSEF SKLUT, STEVEN P. BERKOWITZ, WILLIAM GORELICK AND SCOTT C. LEA.
INSTRUCTION -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:
   2. APPROVAL OF THE SPEIZMAN INDUSTRIES, INC. NONQUALIFIED STOCK OPTION PLAN.

      FOR [ ]       AGAINST [ ]             ABSTAIN [ ]

   3. APPROVAL OF THE SPEIZMAN INDUSTRIES, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

      FOR [ ]       AGAINST [ ]             ABSTAIN [ ]

   4. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 29, 1996.

      FOR [ ]       AGAINST [ ]             ABSTAIN [ ]

   5. THE PROXIES ARE AUTHORIZED TO VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.
   PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICERS. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
                                                DATED:                    , 1995
                                                SIGNATURE
                                                SIGNATURE IF HELD JOINTLY
                                                PLEASE COMPLETE, SIGN, DATE AND
                                                 RETURN THIS PROXY PROMPTLY IN
                                                     THE ENCLOSED ENVELOPE